SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549



                                FORM 8-K

                              Current Report


                     Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934


 Date of Report (date of earliest event reported):  July 7, 1999
                                                    ------------


                           II-VI INCORPORATED
                           ------------------
           Exact name of registrant as specified in its charter)


       Pennsylvania           0-16195            25-1214948
       ------------           -------            ----------
      (State or other       (Commission         (IRS Employer
      jurisdiction of       File Number)    Identification Number)
       incorporation)


    375 Saxonburg Boulevard, Saxonburg, Pennsylvania     16056
    ------------------------------------------------     -----
      (Address of principal executive offices)        (ZIP Code)



Registrant's telephone number, including area code:  724-352-4455
                                                     ------------

Former name or former address, if changed, since last report:
    Not Applicable

Item 5.  Other Events
         ------------

     On July 7, 1999, II-VI Incorporated (the "Company") issued a press release announcing preliminary bookings and revenues for the fourth quarter and fiscal year ended June 30, 1999.

     The full text of the Company's press release is filed as
Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits
         ---------------------------------

Exhibit No.          Description
----------           -----------

    99               Press Release


                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      II-VI INCORPORATED
                                         (Registrant)



Date:  July 7, 1999                By:   /s/ Carl J. Johnson
                                           Carl J. Johnson
                               Chairman & Chief Executive Officer



Date:  July 7, 1999                By:   /s/ James Martinelli
                                          James Martinelli
                               Treasurer & Chief Financial Officer




                               EXHIBIT INDEX


Exhibit No.          Description
----------           -----------

    99               Press Release